UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 23, 2019
(Date of earliest event reported)	May 22, 2019

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2019 annual meeting of shareholders on May 22, 2019. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2020 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	298,819,161	4,700,208	956,297	67,839,889
	Julie H. Edwards	293,458,476	10,135,659	881,531	67,839,889
	John W. Gibson	296,756,098	6,820,811	898,757	67,839,889
	Mark W. Helderman	300,323,549	3,183,418	968,699	67,839,889
	Randall J. Larson	301,639,433	1,921,893	914,339	67,839,889
	Steven J. Malcolm	298,374,759	5,137,138	963,769	67,839,889
	Jim W. Mogg	295,316,622	8,227,422	931,622	67,839,889
	Pattye L. Moore	284,837,312	18,761,270	877,084	67,839,889
	Gary D. Parker	292,715,381	10,800,316	959,969	67,839,889
	Eduardo A. Rodriguez	294,692,650	8,860,287	922,728	67,839,889
	Terry K. Spencer	300,482,255	3,163,041	830,369	67,839,889

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2019, was ratified by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain
		365,565,006	5,715,702	1,034,847

3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2019 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		292,861,811	9,244,362	2,369,023	67,840,359

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 23, 2019	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs

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